UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2024
KITE REALTY GROUP TRUST
KITE REALTY GROUP, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32268	11-3715772
Delaware	333-202666-01	20-1453863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204
(Address of principal executive offices) (Zip Code)
(317) 577-5600
(Registrant's telephone number including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure
Kite Realty Group Trust (the “Company”) intends to distribute copies of certain materials (the “Materials”) to analysts, institutional investors and other persons in connection with meetings to be held by the Company. A copy of these Materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
This presentation, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.
Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: economic, business, banking, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty (including a potential economic slowdown or recession, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending); financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; the level and volatility of interest rates; the financial stability of the Company’s tenants; the competitive environment in which the Company operates, including potential oversupplies of, or a reduction in demand for rental space; acquisition, disposition, development and joint venture risks; property ownership and management risks, including the relative illiquidity of real estate investments, and expenses, vacancies or the inability to rent space on favorable terms or at all; the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the attractiveness of our properties to tenants, the actual and perceived impact of e-commerce on the value of shopping center assets and changing demographics and customer traffic patterns; business continuity disruptions and a deterioration in our tenants’ ability to operate in affected areas or delays in the supply of products or services to us or our tenants from vendors that are needed to operate efficiently, causing costs to rise sharply and inventory to fall; risks related to our current geographical concentration of the Company’s properties in the states of Texas, Florida, and North Carolina and the metropolitan statistical areas of New York, Atlanta, Seattle, Chicago, and Washington, D.C.; civil unrest, acts of violence, terrorism or war, acts of God, climate change, epidemics, pandemics, natural disasters and severe weather conditions, including such events that may result in underinsured or uninsured losses or other increased costs and expenses; changes in laws and government regulations including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics; our ability to satisfy environmental, social or governance standards set by various constituencies; insurance costs and coverage, especially in Florida and Texas coastal areas; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the Securities and Exchange Commission or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in the Company’s quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Presentation Materials of Kite Realty Group Trust, dated July 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: July 30, 2024	By:	/s/ HEATH R. FEAR

Heath R. Fear
Executive Vice President and
Chief Financial Officer

KITE REALTY GROUP, L.P.
By: Kite Realty Group Trust, its sole general partner

	By:	/s/ HEATH R. FEAR

Heath R. Fear
Executive Vice President and
Chief Financial Officer